Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration Nos.: 33-65632, 333-105659 and 2-34215
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
SCHRODER CAPITAL FUNDS (DELAWARE)
(the “Trusts”)
Supplement dated November 5, 2009
to Statements of Additional Information dated March 1, 2009
for all series (each a “Fund” and, together, the “Funds”) of the Trusts
With this supplement, the Statements of Additional Information of the Trusts are being updated with respect to the Funds’ Policy on the Disclosure of Fund Portfolio Holdings. The Policy is being modified to provide more frequent and timely public disclosure of the Funds’ portfolio holdings, as well as to describe circumstances in which the Funds’ holdings may be disclosed to certain third parties in advance of their public disclosure.
Disclosure of Portfolio Holdings: The “Disclosure of Portfolio Holdings” section within each of the Trusts’ Statements of Additional Information is hereby revised as follows.
The following two paragraphs are added after the first paragraph:
In addition to filings made with the SEC, each Fund intends to make its full portfolio holdings as of the end of each calendar quarter available on the Fund’s website at www.schroderfunds.com, on the last business day of the following month. SIMNA may exclude from disclosure on the Funds’ website all or any portion of a Fund’s portfolio holdings, or modify the timing of such disclosure, as its deems necessary to protect the interests of the Funds.
To the extent that a Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-Q, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.
The fourth sentence of the second paragraph is replaced with the following:
Portfolio holdings may be disclosed to certain third parties in advance of their public disclosure.
The first sentence of the fourth paragraph is replaced with the following:
SIMNA personnel, including personnel of its affiliates that perform services for or related to the Funds, may have full daily access to the Funds’ portfolio holdings.

The fifth and sixth paragraphs are replaced with the following:
External Servicing Agents. The Funds’ primary service providers, including distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information on a daily basis. In addition, third parties that provide services to the Funds, and their affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the Funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations (such as Morningstar, Lipper, Thomson and Bloomberg) may also receive or have access to full portfolio holdings information more frequently than publicly available. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.
The third sentence of the eighth paragraph is replaced with the following:
The President and Chief Compliance Officer may approve disclosure by Schroders or SIMNA Ltd. of non-Fund portfolios other than to clients holding the portfolios and their consultants, provided they make certain determinations set forth in the Schroders’ Funds policies and procedures.